UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2012

HARVARD BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33957	04-3306140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 893-8999

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Harvard Bioscience, Inc. (the “Company”) has updated its presentation materials as of August 8, 2012. The slides from this presentation are attached hereto as Exhibit 99.1 and are incorporated herein by reference. The attached materials have also been posted on the Company’s website at http://www.harvardbioscience.com/events.cfm. The presentation materials speak as of the date of this Current Report on Form 8-K. While the Company may elect to update the presentation materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, the Company specifically disclaims any obligation to do so. This report should not be deemed an admission as to materiality of any information contained in the presentation.

Item 8.01	Other Events.

The information reported above in Item 7.01 is incorporated herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

99.1	Presentation Materials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC. (Registrant)

August 8, 2012	/s/ THOMAS MCNAUGHTON
(Date)	Thomas McNaughton Chief Financial Officer & Principal Accounting Officer

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